SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - December 21, 1999

                                    PSC Inc.
              ----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)

                                    New York
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                 (State or other jurisdiction of Incorporation)

     0-9919                                                 16-0969362
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(Commission File Number)                       (IRS Employer Identification No.)

                    675 Basket Road, Webster, New York 14580
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                    (Address of Principal Executive Offices)

                                 (716) 265-1600
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               Registrant's Telephone Number, including Area Code



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Item 5. Other Events


         On December 21, 1999, Registrant purchased all of the assets of GAP Technologies, Inc. ("GAP") and related intellectual property rights for $4.75 million in cash.

         GAP, located in Sharon Hill, Pennsylvania, is a privately-held technology and research group that designs and manufactures miniaturized laser scan engines and pen-based scanners. The purchase included 26 issued patents and 18 pending patents held by a related company, GEO Labs, Inc. ("GEO").

         George A. Plesko, President of GAP and GEO, will join the Registrant as a senior vice president.


Item 7.  Financial Statements and Exhibits

     (c)      Exhibits

     99       News Release dated December 22, 1999


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                           PSC Inc.
                                                         (Registrant)


Date:  December 22, 1999                    By: /s/ William J. Woodard
                                                ----------------------------
                                                      William J. Woodard
                                                  Chief Financial Officer and
                                                           Treasurer